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                                                                    EXHIBIT 23.5

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Impac Commercial Capital Corporation:

  We consent to the use of our report included herein and to the reference to our firm under the headings "Selected Financial Data" and "Experts" in the prospectus.

                                      /s/ KPMG Peat Marwick LLP

Orange County, California

June 10, 1998